Exhibit 99.7
                                 ------------

                                                               SECOND MORTGAGE
AIG United Guaranty                                      BULK INSURANCE POLICY


United Guaranty Residential Insurance Company of North Carolina
230 N. Elm Street / 27401               Telephone 336-373-0232
P.O. Box 20327                          Nationwide 800-334-0296
Greensboro, NC 27420                    Facsimile 336-273-1785

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA, a stock insurance company herein called the Company, in consideration of the premium which has been paid as hereinafter specified and in reliance upon the Insured's representations and statements made in the Policy Commitment Letter and in any application for coverage for a loan under this Policy and in any documents and writings, including any data transferred by electronic media related thereto, agrees to pay to the Insured identified below benefits as herein set forth upon Default by a Borrower on a Loan, subject to the terms and conditions of this Policy. IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its duly authorized officers to become effective and binding on the Company when executed by its duly authorized representative. UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

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
INSURED'S IDENTIFICATION NUMBER: 107-0006-000

INSURED:        The Bank of New York (Deleware), White Clay Center, Route 273,
                Newark, DE 19711, in its capacity as co-trustee, for the benefit of the holders of the CWHEQ Revolving Home Equity Loan
                Trust Series 2006-S1, and not in its individual capacity (the
                "Co-Trustee") under a Pooling and Servicing Agreement, dated as of March 1, 2006, by and among CWHEQ, Inc. as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home
                Loans Servicing LP, as Master Servicer, The Bank of New York, as Trustee, and the Co-Trustee.

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SECURITY:
CWHEQ Revolving Home Equity Loan Trust, Series 2006-S1


                                                                                        BULK POLICY     EFFECTIVE DATE
TOTAL INSURED AMOUNT:               $668,453,587.00

INITIAL PREMIUM:                    The initial monthly premium rate is 0.083%.              GKA            3/1/2006
                                    The initial premium is due April 25th, 2006

SUBSEQUENT PREMIUM:                 The monthly renewal premium is 0.083%.
                                    Renewal premiums are due by the 25th of
                                    each month and are based on the
                                    outstanding loan balances at the end of
                                    the previous month. Renewal premiums may
                                    be paid by wire or check.

                                                                                ----------------------------------------------------

LOAN LOSS PERCENTAGE:               100%                                                ENDORSEMENTS    EFFECTIVE DATES
                                                                                        GKA1180              3/1/2006
MAXIMUM CUMULATIVE LIABILITY PERCENTAGE: 8.50%

COVERAGE PERIOD:                    Not Applicable

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

IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its duly authorized officers to become effective and binding on the Company when executed by its duly authorixed representative

        UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA


/s/
President




/s/                                     ----------------------------------------
SECRETARY)                                      Authorized Representative


             ATTACH TO BULK INSURANCE POLICY TERMS AND CONDITIONS


                                INSURED'S COPY

                             Page 1 of 1

GKA1180 02/02

GKA1180 02/02


UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA
230 N. Elm Street/27401         Telephone: 336-373-0232
P.O. Box 20327                  Nationwide: 800-334-0296
Greensboro, NC 27420

                                     FOR

                    SECOND MORTGAGE BULK INSURANCE POLICY

               QUALIFIED; CANCELLATION OF POLICY BY THE INSURED


The above Second Mortgage Bulk Insurance Policy is hereby amended as of the date stated on the face of this Policy as follows:

A.    A new Section 1.36A (Qualified) is added reading as follows:

           1.36A Qualified--Qualified means the Company

            (a) maintains at least a AA or equivalent rating by Standard & Poor's or its successor so long as that company provides ratings of insurance companies writing the kind of insurance written by the Company and

            (b)   either

                  (i) maintains at least a AA or equivalent rating by either Moody's Investors Service or Fitch IBCA, Inc. or their successors so long as those companies provide ratings of insurance companies writing the kind of insurance written by the Company or

                  (ii) maintains an excess of loss reinsurance agreement with an insurer which maintains at least a AA or equivalent rating by Standard & Poor's and by either Moody's Investors Service or Fitch IBCA, Inc. or their successors, except that if the Company does not satisfy the requirement of this Section 1.36A(b)(ii) it shall have ninety (90) days to satisfy the requirement of Section 1.36A(b)(i).


B. Section 2.10 (Cancellation of Policy by the Insured) is deleted and a new
Section 2.10 (Cancellation of Policy by the Insured) is substituted reading as follows:

      2.10 Cancellation of Policy by the Insured --The Insured may terminate this Policy upon thirty (30) written days' notice to the Company if the Company shall cease to be Qualified or if on any date the total outstanding principal balances of all Loans listed on the Schedule as of the Effective Date of the Policy have been reduced to no more than ten percent (l0%) of the total outstanding principal balances of all Loans listed on the Schedule as of the Effective Date of the Policy. The Company shall use diligent effort to remain Qualified. There shall be no other right of cancellation of this Policy by the Insured. There shall be no refund of premium on cancellation of this Policy pursuant to this
      Section if the Insured chose to pay premium on any basis other than a single premium. If the Insured has paid a single premium for this Policy and this Policy is cancelled pursuant to this Section, the Company shall pay a refund in accordance with the applicable rate schedule if the rate schedule provides for a refund.

GKA1180 02/02                           page 1 of 1

                             Terms and Conditions

1     Definitions

      1.1 Borrower--Borrower means any individual legally required to repay the debt obligation created pursuant to the Loan. The Borrower shall include any co-signor or guarantor of the Loan.


      1.2 Certificate--Certificate means the document extending the indicated coverage to a specified Loan under this Policy.


      1.3 Claim--Claim means the request, made in a form provided or approved by the Company, to receive the benefits of this Policy.


      1.4 Claim Amount--Claim Amount means the amount calculated in accordance with Section 5.2 (Calculation of Claim Amount) of this Policy.


      1.5 Closed-end Equity Loan--Closed-end Equity Loan means a loan which specifies the length of time for repayment of the loan amount and for which the proceeds are disbursed at the time the loan is Consummated or after any applicable statutory rescission period.


      1.6 Combined Loan-to-Value--Combined Loan-to-Value means that ratio, expressed as a percentage, equal to

            (a)   the sum of

                  (i)   the Insured Loan Amount and

                  (ii) the outstanding principal balance, as of the date the Loan was Consummated, of

                        (A) the loan, if any, secured by the First Deed of Trust and

                        (B) the loan, if any, secured by any other mortgage, deed of trust or other instrument constituting a lien or encumbrance on the Property subordinate to the First Deed of Trust divided by

            (b)   the Property Value of the Property.


      1.7 Commitment--Commitment means the document issued by the Company indicating the terms and conditions under which the Company will extend coverage pursuant to this Policy to a specified loan.

      1.8 Commitment Lette--Commitment Letter means the document issued by the Company, which committed the Company to issue this Policy on the conditions and terms outlined in that document.

GKA 01/02               Page 1 of 20

      1.9 Consummated--Consummated means the date on which the Loan was closed and all loan documents were executed.

      1.10 Court Expenses--Court Expenses mean the out-of-pocket costs, including reasonable attorneys' fees, if any, incurred by the Insured in connection with any judicial proceeding for the purpose of collecting monies due under the Loan, initiating and pursuing a foreclosure action or, if applicable, for the protection of the Insured's position as a secured party under the Second Deed of Trust. Court Expenses include the costs of filing or serving pleadings, conducting discovery, and enforcing judgment, but Court Expenses exclude reimbursement for any time spent by the Insured or the Insured's employees, officers or agents.

      1.11  Default--Default means

            (a) the failure by a Borrower to pay when due a nonaccelerated scheduled periodic payment due under the terms of the Loan or

            (b) the failure by a Borrower to pay the outstanding balance if the Loan has been accelerated by reason of violation by the Borrower of any Due-on-Sale Clause.

            Default does not mean the violation by the Borrower of any other term or condition of the Loan, or any instrument securing the Loan and creating a lien or encumbrance on the Property, which is the basis for an acceleration of maturity of the Loan and a foreclosure action under the instrument securing the Loan and creating a lien or encumbrance on the Property.

            A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or on the date the Insured first discovers the violation of a Due-on-Sale Clause. For example, a Loan is "three (3) months in Default" if the monthly installments due on January 1 through March 1 remain unpaid as of the close of business on March 1.


      1.12 Due-on-Sale Clause--Due-on-Sale Clause means a contractual provision granting to the Insured the right to accelerate the maturity of the Loan upon a transfer of title to or an interest in the Property.

      1.13  Effective Date--Effective Date means

            (a) with respect to this Policy, 12:01 a.m. on the date designated as such on the face of this Policy and,

            (b) with respect to a Certificate, 12:01 a.m. on the date designated as such on the Certificate and

            (c)   with respect to a Commitment

                  (i) for new Loans, 12:01 a.m. on the date the Loan was Consummated or

                  (ii) for other Loans, 12:01 a.m. on the date of coverage as indicated on the Commitment.

            A new Loan is a Loan which was not Consummated as of the date the Insured submitted an application for coverage under this Policy.

      1.14 Eligible Note--Eligible Note means the written evidence of indebtedness

            (a)   secured by a Second Deed of Trust and

GKA 01/02         Page 2 of 20

            (b) containing, where permitted by law, itself or in combination with the Second Deed of Trust

                  (i) a clause providing for the acceleration of maturity at the option of the holder, upon a Default and

                  (ii)  a Due-on-Sale Clause and

                  (iii) a clause providing that the Borrower may not take
                        additional advances under any loan secured by a lien or other encumbrance with priority over any applicable Second Deed of Trust and

                  (iv)  a waiver of the Borrower's homestead exemption and

                  (v) a clause providing that any default under any lien or other encumbrance with priority over any applicable Second Deed of Trust and/or the loan such prior lien or encumbrance secures is a default under the Eligible Note and

            (c)   (i) for an Open-end Equity Loan

                        (A) under which the Borrower is obligated to repay a Loan in monthly installments of an amount not less than the interest due on the outstanding balance of the Loan and

                        (B) under which no additional advances may be made after a period not to exceed fifteen (15) years from the date the Loan was Consummated and

                        (C) requiring amortization of the outstanding balance of the loan on the date after which no further advances may be made as is described in the preceding subsection (B) over a period not to exceed fifteen (15) years and

                        (D)   with an amortization term of at least twelve
                              (12) months and

                        (E) which allows the Insured to obtain updated credit and financial information periodically after the date the Loan was Consummated and

                        (F) containing, where permitted by law, itself or in combination with the Second Deed of Trust, a clause which allows the Insured, upon written notice to the Borrower as may be required by law, to reduce or otherwise limit the maximum proceeds or line of credit or suspend additional draws available to the Borrower under the Loan upon either (I) receipt by the Insured of an appraisal or other evidence of value, including market overviews and market valuation systems and techniques, including a significant decline in the value of the Property below the Property Value or (II) discovery by the Insured of a material adverse change in the Borrower's financial condition and

                  (ii)  for a Closed-end Equity Loan

                        (A) under which the Borrower is obligated to repay a loan in positive amortizing monthly installments of principal and interest and

                        (B)   with an amortization term of at least twelve
                              (12) months.


      1.15 Environmental Impairment--Environmental Impairment means environmental contamination, including nuclear reaction, radioactive containment, contamination by toxic waste, chemicals or other hazardous substance or other pollution, environmental or similar hazard (or outstanding claim of such hazard), not previously disclosed to and approved in writing by the Company, affecting the Property. The term Environmental Impairment does not include radon, lead paint or asbestos.

GKA 01/02 Page          3 of 20

      1.16 First Deed of Trust--First Deed of Trust means a mortgage, deed of trust, or other instrument which

            (a) constitutes or is equivalent to a first lien or encumbrance on the Property, subject only to the Permitted Encumbrances, and

            (b) will allow the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default or under the loan secured thereby and thereby acquire title to the Property, subject only to the Permitted Encumbrances.

      1.17 Indemnified Persons--Indemnified Persons mean the Company and each of its directors, employees, agents, successors and assigns.

      1.18  Insured--Insured means

            (a)   the Person designated on the face of this Policy or

            (b) any other Person (i) to whom this Policy has been assigned, and (ii) of whom the Company has been notified, and (iii) to whom approval has been granted in accordance with this Policy, but shall not include the assignee or purchaser of any individual Loan insured under this Policy.

      1.19 Insured Loan Amount--Insured Loan Amount means that amount, with respect to any Loan, indicated on the Schedule for such Loan, which is the original loan amount for a Closed-end Equity Loan and the credit limit for an Open-end Equity Loan.

      1.20  Loan--Loan means

            (a) a disbursement of proceeds or the opening of a line of credit by the Insured or its predecessor in interest to or for the benefit of a Borrower who promises to repay the principal amount of such disbursement or any future disbursement under the line of credit, plus interest, if any, at a stated annual rate over time or

            (b)   an obligation as is described in the preceding subsection
                  (a), evidenced by a note which has been purchased by the Insured or its predecessor in interest or

            (c) refinancing of such an obligation as is described in the preceding subsection (a) by the Insured with or without an additional disbursement of proceeds or advance of credit,

            which is evidenced, in any event, by an Eligible Note and which is covered under this Policy.

      1.21 Loan File--Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Loan File Documents.

GKA 01/02       Page 4 of 20

      1.22  Loan File Documents--Loan File Documents mean

            (a) the original, fully-completed Loan application, dated and signed by the Borrower and

            (b) the original credit bureau report on the Borrower obtained by the Insured in the Loan application process and any updated credit bureau reports on the Borrower obtained by the Insured which reports the appropriate credit scores, if available, and

            (c) if applicable, the original verification of the Borrower's income obtained by the Insured in the Loan application process and

            (d) the tax assessment, warranty deed or recorded land contract for sale, if applicable, obtained by the Insured before or at the time the Loan was Consummated and

            (e) the original appraisal, or other evidence of the Property Value acceptable to the Company and

            (f)   the original Eligible Note and

            (g)   the original, recorded Second Deed of Trust and

            (h)   the original Regulation Z disclosure statement and

            (i) the documentary evidence obtained by the Insured, before or at the time the Loan was Consummated, verifying that the Combined Loan-to-Value did not exceed the percentage as set forth in the Program Criteria which is applicable to the Loan and

            (j) the documentary evidence (such as cancelled checks or settlement statement) verifying that any debts to be paid with the Loan proceeds were paid directly by the Insured and

            (k) the documentary evidence of the normal and customary title search obtained by the Insured verifying the Loan was, or was to be immediately after the Loan was Consummated, secured by a mortgage, deed of trust, or other instrument which constituted or was equivalent to a Second Deed of Trust and

            (1)   for a Purchase Money Loan

                  (i) the original documentary evidence obtain by the Insured, before or at the time the Loan was Consummated, that the Borrower made the down payment as disclosed in the Loan File and

                  (ii) the original, fully-completed HUD-1 Settlement Statement, dated and signed by the Borrower and

                  (iii) a copy of the executed purchase contract and

            (m) the original loan history record, maintained by the Insured in its normal course of business, of payments made on the Loan and

            (n) the documentary evidence of the Insured's efforts to effect a cure of any Default and to collect the Loan and

            (o) copies of paid bills or receipts for expenses if Default or foreclosure occurs.

      1.23 Loan Loss Percentage--Loan Loss Percentage means that percentage so identified on the face of this Policy.

GKA 01/02       Page 5 of 20

      1.24 Loan Transaction--Loan Transaction means that transaction between the Insured or its predecessor in interest on the Loan and the Borrower having the characteristics as set forth in the Certificate.


      1.25 Loss--Loss means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A Loss shall be deemed to have occurred when a Default occurs, notwithstanding that the amount of Loss is not then either presently ascertainable or due and payable. On and after the date on which aggregate Losses paid by the Company and not refunded as provided by Section
            4.3 (Company's Option to Accelerate Filing of a Claim) and Section
            5.3 (Payment of Loss) equal the Maximum Cumulative Liability, the Company shall have no further obligation to pay a Loss with respect to Loans insured under this Policy notwithstanding the potential for additional premium to be due with respect to such Loans.

      1.26 Maximum Cumulative Liability--Maximum Cumulative Liability means an amount equal to the product of

            (a)   the Maximum Cumulative Liability Percentage

                  multiplied by

            (b)   the Total Insured Amount.

            The Maximum Cumulative Liability shall not be increased by, nor shall the Insured otherwise receive any credit for, any recoveries by the Company from any Borrower or any other Person in connection with any payment made by the Company under this Policy.

      1.27 Maximum Cumulative Liability Percentage--Maximum Cumulative Liability Percentage means that percentage so identified on the face of this Policy.

      1.28 Open-end Equity Loan--Open-end Equity Loan means a loan which constitutes an open line of credit up to a predetermined dollar credit limit against which a borrower may draw without obtaining prior approval for each advance of funds.

      1.29 Permitted Encumbrances--Permitted Encumbrances means only the following liens, encumbrances, covenants, conditions, restrictions, easements and other impediments to title

            (a) any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent and

            (b) any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect issue on the date on which the Loan was closed and all documents were executed and

            (c) any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.


      1.30 Person--Person means any individual, corporation, limited liability company, partnership, association, or other entity.


      1.31 Physical Damage--Physical Damage means any injury, other than Environmental Impairment, to the Property which is tangible, whether caused by accident or otherwise, occurring for whatever reason,

GKA 01/02       Page 6 of 20
            including, but not limited to, physical injury or destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, earthquake, flood, or any other act of God, riot, insurrection, civil strife or war that materially adversely affects the use, marketability or value of the Property. For purposes of this definition, "materially" means that the total costs of restoration of the Property (including removal of Environmental Impairment) due to such injury is equal to or greater than One Thousand Five Hundred Dollars ($1,500). In determining if injury to the Property is material and in determining the Claim Amount, the Company is entitled to rely upon all bona fide estimates for restoration work that it receives in connection with a Claim and shall provide copies to the Insured upon request.

      1.32 Policy--Policy means this contract of insurance and all applications, attachments, Commitments, Certificates, amendments, endorsements, and Schedules relating to this Policy, which are incorporated and made a part of this Policy with respect to the Loans to which they relate.

      1.33 Program Criteria--Program Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

      1.34 Property--Property means the Residential real property and all improvements thereon, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions thereto.

            (a)   which secures the Loan and

            (b) which is the Borrower's principal residence, seasonal, vacation or investment home and

            (c) in which the Borrower has, or the Borrower and any other "non-Borrower" Person who will be subordinating his interest to the Second Deed of Trust have fee simple title.

      1.35  Property Value--Property Value means

            (a) the lesser of the purchase price or appraised value if the Property has been owned less than one (1) year, or

            (b) the appraised value of the Property, or other acceptable evidence of value of the Property approved by the Company.


      1.36 Purchase Money Loan--Purchase Money Loan means a Loan whose proceeds are disbursed to the Borrower for the sole purpose of purchasing the Property pursuant to an executed purchase contract.


      1.37 Residential--Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, townhome, or a unit in a planned unit development. The term Residential does not include a presently or previously transportable structure, comprised of one or more modules, each built on a permanent chassis, with or without a permanent foundation also known as a manufactured or mobile home.

      1.38 Schedul--Schedule means the attached list of Loans insured under this Policy.

GKA 01/02       Page 7 of 20

      1.39 Second Deed of Trust--Second Deed of Trust means a mortgage, deed of trust, or other instrument which, to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 2.2(a)) and as evidenced by a normal and customary title search of the Property (not requiring a title policy unless the Insured so elects) conducted in connection with the Loan, constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust and the Permitted Encumbrances.

      1.40 Security--Security means the instrument designated as such on the face of this Policy.

      1.41 Servicer--Servicer means that Person, if any, who has entered into an agreement with the Insured to issue billings, collect and account for payments of principal and interest from the Borrower, and/or otherwise service the Loan for the Insured. The Company must be notified in writing of the identity of each such Servicer within thirty (30) days of its appointment. Each Servicer acts as the agent of the Insured for all purposes under this Policy including receiving any notices and performing any acts under this Policy. The Company acknowledges that there may be more than one Servicer of Loans.

      1.42 Total Insured Amount--Total Insured Amount means the amount designated as such on the face of this Policy.

2     Coverage


      2.1 Obtaining Coverage--In order to obtain an extension of coverage for a Loan under this Policy, the Insured shall submit an application in a form furnished by or acceptable to the Company and any other information required by the Program Criteria in effect at the date of execution of the application. Coverage is evidenced by a Commitment and Certificate which extends a commitment for coverage pursuant to the terms and conditions thereof and of the Policy. A Commitment may not be sold, assigned or transferred by the Insured without the prior approval of the Company. Should the Insured contact the Company by telephone about any such application for coverage, to provide additional information to the Company about a loan, the borrower, the property or otherwise, the Insured understands and agrees that any such telephone conversation may be electronically recorded and retained by the Company and agrees to so advise all of its employees.

            If the Company declines to issue a Commitment and Certificate, the Company will notify the Insured of such declination. The Insured is responsible for notifying the borrower of such declination in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

      2.2 Representations of the Insured--The Insured represents to the Company that:

            (a) The Insured agrees that statements made and matters presented by it, the Borrower, or any other Person in any application for this Policy and/or coverage under this Policy, and in the appraisal, the plans and specifications, and other exhibits and documents submitted or at any time thereafter, and/or in any application, are the Insured's representations, and that the Company has issued this Policy and Commitments and/or Certificates in reliance on the correctness and completeness thereof.

GKA 01/02       Page 8 of 20

            (b)   The Insured represents to the Company that

                  (i) all statements made and information provided to the Company in an application or in a Commitment and Certificate are supported by statements and information in the Loan File

                  (ii) all statements made and information provided to the Company in an application or in any Commitment and Certificate when provided to the Company or in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s) and

                  (iii) the Loan complies with the Program Criteria in effect at the time the application is submitted to the Company.

      2.3 Initial Premium--The initial premium shall be paid as set forth on the face of this Policy. The initial premium must be paid within fifteen (15) days after the Effective Date of this Policy. The Insured shall provide the information and documentation upon which the premium calculation is based with the premium payment. If the Insured fails to pay all or a portion of this payment within this time the Company shall have no liability under this Policy.

      2.4   Cancellation of Policy for Non-Payment of Renewal Premium--

            (a) Renewal premiums shall be paid as set forth on the face of this Policy. Although the Company intends to provide the Insured with notice of any applicable renewal premium due dates, the Insured understands and agrees that such notice does not constitute a condition to the Insured's obligation to make timely payment of such premiums. The Insured shall provide the information and documentation upon which the premium calculation is based with the premium payment. If the Insured fails to pay all or a portion of the renewal payment within the time as set forth on the face of this Policy, the liability of the Company shall terminate as of 12:01 a.m. on the anniversary of the renewal premium due date and thereafter the Company shall not be obligated to accept any premium tendered except as provided in this Section. Any Default occurring within the renewal payment period which results in a Claim being filed will not be covered unless the entire premium is paid in accordance with the terms of this Section. If this Policy is cancelled by the Company pursuant to this Section, the Insured may reinstate this Policy within thirty (30) days after the date of receipt of the notice of cancellation by the Company by paying the past due premium.

            (b) If the Losses paid by the Company under this Policy equal the Maximum Cumulative Liability, then the total premium due under this Policy is due and shall remain due; provided, however, that the premium shall continue to be calculated and paid in the manner specified on the face of this Policy.

      2.5 Company's Remedies for Misrepresentation--If any of the Insured's representations as described in Section 2.2 (Representations of the Insured) are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

      2.6   Coverage Period--

GKA 01/02       Page 9 of 20

            (a) This Policy shall continue in force until the earlier of (i) the date specified on the face of this Policy, (ii) the date the Security is no longer outstanding or (iii) the date this Policy is cancelled in accordance with Section 2.4 Cancellation for Non-Payment of Renewal Premium), Section
                  2.10 (Cancellation of Policy by the Insured) or Section 2.11 (Cancellation of Policy by Company), whichever occurs first. Notwithstanding termination of this Policy pursuant to this
                  Section 2.6(a), coverage for each Loan insured under this Policy shall continue with respect to any Loan which, as of the date of termination, is in Default and which Default is not subsequently cured. Except as provided in Section 2.4 (Cancellation for Non-Payment of Renewal Premium), Section
                  2.10 (Cancellation of Policy by the Insured) and Section
                  2.11 (Cancellation of Policy by Company), there shall be no right of cancellation of this Policy. This Policy may not be renewed.

            (b) Subject to Section 2.6(a), coverage for each Loan insured under this Policy shall continue in force until the Loan (i) has been paid in full or (ii) has given rise to a claim which the Company has paid in accordance with the terms and conditions of this Policy. Except as provided in Section 2.7 (Cancellation of a Certificate by the Insured) and Section
                  2.8 (Cancellation of a Certificate by the Company), there shall be no right of cancellation of a Certificate.

      2.7 Cancellation of a Certificate by the Insured--The Insured shall not be entitled to cancel coverage under a Certificate except for the full prepayment of a Loan unless otherwise required by law. Upon receipt of a request for cancellation of coverage of a Certificate, the Company shall acknowledge cancellation of the Certificate. The Insured covenants and agrees that (a) it shall not request cancellation of any Certificate under this Section unless (i) it is the current holder and owner of such Loan or is requesting cancellation at the instructions of and as the agent of the current holder and owner of such Loan and (ii) the original Certificate has been returned to the Company, or destroyed, or marked "cancelled," and (b) the related loan shall not thereafter be sold with any statements, express or implied, that it is insured by the Company. There shall be no refund of premium on cancellation by the Insured of a Certificate pursuant to this Section. Cancellation of a Certificate will not cancel this Policy.

      2.8 Cancellation of a Certificate by the Company--The Company shall have the right, at its option and to the extent permitted by applicable law, to cancel coverage under any Certificate with respect to the related Loan if any of the Insured's representations made with respect to such Loan (including such representations which consist of statements of, or information furnished by, the Borrower or other Persons) were materially inaccurate or if the Insured has breached its obligations under
            Section 2.4 (Cancellation of Policy for Non-Payment of Renewal Premium) or if the Insured has otherwise materially breached any of its obligations in connection with such Loan or related Certificate. There shall be no refund of premium if a Certificate is cancelled by the Company pursuant to this Section. Upon cancellation of coverage pursuant to this Section, the Maximum Cumulative Liability shall be reduced by the Maximum Cumulative Liability Percentage times the Insured Loan Amount.

      2.9 Termination of Coverage--The coverage provided under this Policy with respect to any Loan shall automatically terminate upon the failure of the Insured to comply with the conditions and obligations set forth in Section 2.12 (Loan Modifications),
            Section 2.14 (Assumptions) or Section 2.15 (Change of Servicing). There shall be no refund of premium if a Certificate is cancelled by the Company pursuant to this Section. Upon cancellation of coverage pursuant to this Section, the Maximum Cumulative Liability shall be reduced by the Maximum Cumulative Liability Percentage times the Insured Loan Amount.

      2.10 Cancellation of Policy by the Insured --The Insured may terminate this Policy upon thirty (30) days' notice to the Company on any date the total outstanding principal balances of all Loans listed on the Schedule as of the Effective Date of the Policy have been reduced to no more than ten percent (10%) of the total outstanding principal balances of all Loans listed on the Schedule as of the Effective Date of the Policy. There shall be no refund of premium on cancellation of this Policy pursuant to this Section if the Insured chose to pay premium on any basis other than a single premium. If the Insured has paid a single

GKA 01/02       Page 10 of 20
            premium for this Policy and this Policy is cancelled pursuant to this Section, the Company shall pay a refund in accordance with the applicable rate schedule if the rate schedule provides for a refund.

      2.11 Cancellation of Policy by Company The Company may cancel this Policy only in accordance with Section 2.4 (Cancellation for Non-Payment of Renewal Premium).

      2.12 Loan Modifications--Unless advance written approval is obtained from the Company, if the Insured (a) makes any change in the terms of the Loan (including, but not limited to, the borrowed amount, interest rate, term or amortization schedule of the Loan), except as permitted by the terms of the Loan, (b) allows any change in the Property, or (c) releases the Borrower from liability on the Loan, the liability of the Company for coverage under its Certificate shall terminate as of the date of such change or release. The Company shall not unreasonably withhold approval of a change or release. Upon termination of coverage under this Section, there shall be no refund of premium. Upon cancellation of coverage pursuant to this Section, the Maximum Cumulative Liability shall be reduced by the Maximum Cumulative Liability Percentage times the Insured Loan Amount.

      2.13 Open End Provisions--Unless advance written approval is obtained from the Company the Insured may not increase the Insured Loan Amount of a Loan, except as permitted by the terms of the Loan. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

      2.14 Assumptions--If the Loan is assumed and the original (i.e., the non-assuming) Borrower is released from liability, unless advance written approval is obtained from the Company the liability of the Company for coverage under its Certificate shall terminate as of the date of such assumption. The Company shall not unreasonably withhold approval of an assumption. Upon termination of coverage under this Section, there shall be no refund of premium. It is understood that coverage will continue, and that the restriction of this Section shall not apply, if the Insured cannot exercise a Due-on-Sale Clause under the Loan or applicable law. Upon cancellation of coverage pursuant to this Section, the Maximum Cumulative Liability shall be reduced by the Maximum Cumulative Liability Percentage times the Insured Loan Amount.

      2.15 Change of Servicing--Servicing of Loans covered by this Policy may be sold, transferred or assigned without affecting the coverage under this Policy for such Loan, subject, nevertheless, to all of the terms and conditions of this Policy and to all defenses which the Company may have had prior to any such sale, transfer or assignment, and provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company. The Company shall be automatically deemed to have approved as a Servicer any Person to whom the Company has issued a master policy, which has not been cancelled, providing for second lien mortgage guaranty insurance.

      2.16 Loan Assignment--Unless advance written approval is obtained from the Company, if a Loan is sold, assigned, or transferred by the Insured (and the Company reserves the sole and absolute discretion as to whether or not to approve the transfer of coverage pursuant to any such sale, assignment or transfer), the coverage under this Policy and the related Certificate may not and will not be assigned to such purchaser, assignee, or transferee and the Company shall thereafter, for all purposes under this Policy, including but not limited to the Maximum Cumulative Liability, disregard such sale, assignment or transfer and continue to treat the Insured as the only Person with any interest in such Loan and the Insured agrees that it and any such purchaser, assignee, or transferee shall make all such arrangements as between or among themselves as may be appropriate or desirable in light of this restriction on the transfer of coverage under this Policy and the related Certificate.

GKA 01/02       Page 11 of 20

      2.17 Premium Payments The Insured acknowledges that the Company deposits all premium payments immediately upon receipt; accordingly, the Insured agrees that the receipt and deposit of a premium payment by the Company does not constitute acceptance by the Company until final reconciliation by the Company of the Company's records with such premium. The Insured acknowledges that the premium for this Policy is paid on an aggregate basis and there is no refund of premium on cancellation of a Certificate.

      2.18  Coordination of Other Insurance Benefits--

            (a) The Insured shall not carry additional insurance on a Loan which pays benefits upon Default. This prohibition does not apply to credit accident and health insurance or credit life insurance.

            (b) The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, regardless of the type or effective date of such other coverage.


3     Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:


      3.1 Balloon Payment--Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under the Loan which payment arises because the Insured exercises its right to call the Loan when the Loan is not in Default or because the term of the Loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "Balloon Payment"); provided, however, that this exclusion shall not apply if the Insured or its Servicer offers the Borrower in writing, before the due date of the Balloon Payment, a renewal or extension of the Loan, or a new loan at the then current market rates, in an amount not less than the then outstanding principal balance and with no decrease in the amortization period and the Borrower declines to seek such renewal or refinancing. In the event of the exclusion of a Claim under this Section 3.1, the Company shall return to the Insured all related premium for the time period after the failure of the Borrower to make the Balloon Payment.

      3.2 Effective Date--Any Claim resulting from a Default occurring before the Effective Date of this Policy or the Certificate or after coverage has been cancelled under Section 2.8 (Cancellation of a Certificate by the Company) or after coverage has been terminated under Section 2.9 (Termination of Coverage) or a Section specified in that Section. In the event of the exclusion of a Claim under this Section 3.2, the Company shall return to the Insured all related premium for the time period after the Effective Date or after the cancellation of the Certificate, as applicable.

      3.3 Incomplete Construction--Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the Property Value was based except that, if the Company can with reasonable certainty determine the amount by which such incomplete construction increased the Claim Amount, such Claim will not be excluded but the related Claim Amount will be reduced by such amount. In the event of the exclusion of a Claim under this
            Section 3.3, the Company shall return to the Insured all related premium.

      3.4 Loan Transaction--Any Claim if the transaction closed by the Insured with respect to the related Loan materially differed from the Loan Transaction disclosed to the Company. In the event of the exclusion of a Claim under this Section 3.4, the Company shall return to the Insured all related premium.

GKA 01102       Page 12 of 20

      3.5 Negligence and Fraud--Any Claim involving or arising out of any dishonest, fraudulent, criminal, or knowingly wrongful act (including error or omission) by any Insured or Servicer; or any Claim involving or arising out of negligence of any Insured or Servicer, which negligence is material either to the acceptance of the risk or to the hazard assumed by the Company except that, if the Company can with reasonable certainty determine the amount by which such negligence increased the Claim Amount, such Claim will not be excluded but the related Claim Amount will be reduced by such amount. In the event of the exclusion of a Claim under this
            Section 3.5 for an act (including error or omission) occurring before the Effective Date of the Certificate, the Company shall return all related premium to the Insured. In the event of the exclusion of a Claim under this Section 3.5 for an act (including error or omission) occurring after the Effective Date of the Certificate, the Company shall return to the Insured all related premium for the time period after such act (including error or omission) occurred.

      3.6 Non-Approved Servicer--Any Claim occurring when the Servicer, at time of Default or thereafter, was not approved by the Company except that if the Company can with reasonable certainty determine the amount by which such non-approved Servicer increased the Claim Amount, such Claim will not be excluded, but the related Claim Amount will be reduced by such amount. In the event of the exclusion of a Claim under this Section 3.6, the Company shall return to the Insured all related premium for the time period after the Servicer was not approved by the Company.

      3.7 Physical Damage--Any Claim where there is Physical Damage to the Property, provided, however, that this exclusion shall not apply if the Insured has restored the Property, as applicable,

            (a) to its condition as of the Effective Date of the Certificate, reasonable wear and tear excepted, or

            (b) if the Property was not completed in accordance with the construction plans and specifications as of the date of Default, to the condition contemplated by such construction plans and specifications;

            provided, however, in lieu of such restoration the cost of such restoration, at the election of either the Company or the Insured, is taken as a deduction from the Claim Amount calculated in accordance with Section 5.2 (Calculation of Claim Amount).

      3.8 Environmental Impairment--Any Claim where there is Environmental Impairment. In the event of the exclusion of a Claim under this
            Section 3.8, the Company shall return to the Insured all related premium for the time period after the occurrence of the Environmental Impairment.

      3.9 Combined Loan-to-Value--Any Claim if the Combined Loan-to-Value exceeded the maximum percentage allowed by the Program Criteria in effect at the time the Loan was submitted to the Company. In the event of the exclusion of a Claim under this Section 3.9, the Company shall return to the Insured all related premium.

      3.10 Down Payment--Any Claim involving a Purchase Money Loan if the Borrower did not make the down payment as disclosed in the Loan File. In the event of the exclusion of a Claim under this Section 3.10, the Company shall return to the Insured all related premium.

      3.11 Second Deed of Trust--Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and Insured did not provide the Insured (to the Insured's best knowledge as provided in Section 1.39 (Second Deed of Trust)) at origination with a Second Deed of Trust. In the event of the exclusion of a Claim under this Section 3.11, the Company shall return to the Insured all related premium.


GKA 01/02       Page 13 of 20

      3.12 Breach of Conditions and Insured's Obligations--Any Claim resulting from a Default occurring after any material breach by the Insured of the obligations or material failure by the Insured to comply with the conditions set forth in this Policy with respect to the related Loan; except that if the Company can with reasonable certainty determine the amount by which such material breach or failure increased the Claim Amount, such Claim will not be excluded, but the related Claim Amount will be reduced by such amount. In the event of the exclusion of a Claim under this
            Section 3.12, the Company shall return to the Insured all related premium for the time period after the material breach by the Insured of the obligations of or material failure by the Insured to comply with the conditions set forth in this Policy.

      3.13 Defenses--Any Claim if, under applicable law, the Borrower did successfully assert or may have successfully asserted any defense against the Insured so as to release in whole or in part the Borrower's obligation to repay the Loan, provided, however, that this exclusion shall only apply to the extent and amount of such release. In the event of the exclusion of a Claim under this
            Section 3.13, the Company shall return to the Insured all related premium.

      3.14 Failure to Conform to Program Criteria--Any Claim if the Loan did not meet the Program Criteria in effect at the time the related application was submitted to the Company. In the event of the exclusion of a Claim under this Section 3.14, the Company shall return all related premium to the Insured.

      3.15 Failure to Provide Loan File--Any Claim if the Insured does not provide the Company with the Loan File upon the Company's request within one hundred eighty (180) days; except that if the Company can with reasonable certainty determine the amount by which such failure to provide the Loan File increased the Claim Amount, such Claim will not be excluded, but the related Claim Amount will be reduced by such amount. In the event of the exclusion of a Claim under this Section 3.15, the Company shall return all related premium to the Insured.

      3.16 Failure to Request Notice of Default--Any Claim if the Insured did not file, where permitted and where a state does not require notification to, or joining in of, the holder of a Second Deed of Trust, a Request for Notice of Default or comparable form which provides for notice to the Insured in the event there is a default on a First Deed of Trust; except that if the Company can with reasonable certainty determine the amount by which such failure to file the required form increased the Claim Amount, such Claim will not be excluded, but the related Claim Amount will be reduced by such amount. In the event of the exclusion of a Claim under this
            Section 3.16, the Company shall return all related premium to the Insured.

      3.17 Disbursement of Proceeds After Borrower Two (2) Months in Default--Any Claim with respect to an Open-end Equity Loan if the Insured allows a Borrower to obtain a disbursement of proceeds under the Loan when the Borrower is two (2) months in Default on the date the Borrower receives the disbursement; except that if the Company can with reasonable certainty determine the amount by which such disbursement increased the Claim Amount, such Claim will not be excluded, but the related Claim Amount will be reduced by such amount. In the event of the exclusion of a Claim under this Section 3.17, the Company shall return all related premium to the Insured.

      3.18 Loan in Default Thirty Day--Any Claim if the Loan has at any time prior to the Effective Date of coverage on that Loan been thirty
            (30) days in Default.


4     Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

GKA 01/02       Page 14 of 20

      4.1 Notice of Default--The Insured shall give the Company notice in a form provided or approved by the Company within fifteen (15) days after either the end of each calendar month or such other day of the month agreed to by the Company and the Insured of

            (a) each Loan on which the Borrower has become three (3) months in Default on the Loan during the period covered by such notice or

            (b) each Loan on which any foreclosure or similar proceedings which affect the Loan or the Property or the Insured's or Borrower's interest have been commenced.

      4.2 Monthly Reports--Following a notice of Default, the Insured shall give the Company monthly reports in a form provided or approved by the Company on the status of the Loan and on the servicing efforts to remedy the Default and, upon request by the Company, copies of the Loan File Documents. These monthly reports shall continue until the Borrower is no longer in Default, the related Loss is paid, or any proceeding which affects the Loan, any Second Deed of Trust or any other instrument creating a security interest in the Property, or the Property or the Insured's or Borrower's interest has been terminated.

      4.3 Company's Option to Accelerate Filing of a Claim--If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within thirty (30) days after notice from the Company. The Company will then make a payment of Loss in accordance with Section 5.3 (Payment of Loss). If a Loan for which the Company has paid a Claim is subsequently brought current with the Insured by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan, coverage of the Loan shall be reinstated and the Company shall reduce the amount of Losses paid by such amount.

      4.4   Mitigation of Damages

            (a) The Insured shall notify the Company that there has been a default under any lien or other encumbrance on the Property with priority over any applicable Second Deed of Trust within fifteen (15) days from the date the Insured has actual knowledge of such default.

            (b) No later than thirty (30) days from the date the Insured obtains actual knowledge of a default under any lien or other encumbrance on the Property with priority over any applicable Second Deed of Trust, the Insured shall assure there will be no further disbursement of proceeds under the Loan to the Borrower.

            (c) The Insured must file a proof of claim in any bankruptcy or similar proceeding and must file an "answer," or otherwise take appropriate steps to protect its interest, whether a priority interest or not, to any potential "excess proceeds" in any foreclosure or similar action involving the Property.

            (d) The Insured shall actively cooperate with the Company to prevent and mitigate a Loss and to assist the Company in the Company's attempts to prevent and mitigate a Loss. If the Company so requests, the Insured shall permit the Company to assist the Insured in the collection of monies due under the Loan, including but not limited to activities such as obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections, and requesting appraisals of the Property.

            (e) In the event the Insured acquires the Property, good faith efforts must be made to timely dispose of the Property at the then fair market value of the Property.

GKA 01/02       Page 15 of 20

      4.5 Claim Information and Other Requirements--At the time of filing of the Claim, the Insured must provide the Company with

            (a) all information reasonably requested by the Company, including, but not limited to, the Loan File and

            (b) a request for payment of a Claim in a form provided or approved by the Company and

            (c) an assignment, containing customary representations and warranties, duly and properly executed and in recordable form, of all the Insured's ownership right, title and interest in and to

                  (i) the Loan, the Loan File Documents and all related documents and

                  (ii)  the Eligible Note, properly endorsed in blank, and

                  (iii) the originals (or in the case of recorded documents
                        which have not been returned by the recording office, certified copies) of any and all documents executed and/or delivered by or to the Borrower or by any holder of such Loan including,

                        (A) any Second Deed of Trust and/or other security instruments and

                        (B) any policies of title insurance, letter reports of title, or opinions of title and surveys and

                        (C) any state and/or federal disclosure and/or consumer credit documents.

            The obligation of the Insured to provide the Company with information reasonably requested by the Company shall continue until payment of the Claim.


5     Loss Payment Procedure

      5.1   Filing of Claim--

            (a) The Insured must file a Claim within thirty (30) days after the Loan becomes six (6) months in Default or within the thirty (30) day period specified in Section 4.3 (Company's Option to Accelerate Filing of a Claim), unless an extension has been granted by the Company.

            (b) If the Insured fails to file a Claim within the time required by Section 5.1(a), but does file a Claim within one
                  (1) year after the applicable event described in Section 5.1(a), the Company shall process the Claim. In accordance with Section 5.2(b), however, there shall be no further interest or other expenses included in the Claim Amount following expiration of the thirty (30) day time period of
                  Section 5.1(a). If the Insured fails to file a Claim within the one (1) year time period provided for in this Section 5.1(b), such failure shall be deemed to have been an election by the Insured to waive any right to any benefit under this Policy with respect to such Loan.

      5.2 Calculation of Claim Amount--The Claim Amount shall be an amount equal to the sum of

            (a) the amount of unpaid principal balance on the Loan, as of the date the last payment was made, plus

            (b)   (i) for Open-End Equity Loans, simple interest

                  (ii) for Closed-End Equity Loans, accumulated delinquent interest due on the Loan

GKA 01/02               Page 16 of 20
                        on the amount of unpaid principal balance, as described in the preceding Section 5.2(a), from the date of Default until the earlier of the date the Claim is submitted to the Company, or is required to be submitted to the Company under Section 5.1 (Filing of Claim), at the lesser of

                                (A)   the contract rate

                                (B)   eighteen percent (18%) per annum;

            (c) the amount of Court Expenses actually advanced by the Insured (not to exceed $350.00 unless authorized in advance, in writing, by the Company)

            less

            (d) the amount of all rents and other payments (excluding proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Loan or the Property, less reasonable, necessary and customary expenses directly associated with renting the Property, and

            (e) the amount of cash remaining in any escrow account related to the Loan as of the last payment date and

            (f) the amount of cash to which the Insured has retained the right of possession as security for the Loan and all sums as to which the Insured has the right of set-off and

            (g) the amount paid under applicable fire and extended coverage policies which is in excess of the cost of restoring and repairing the Property, if the Property is subject to Environmental Impairment or suffered Physical Damage, and which has not been applied to the payment of the Loan.


      5.3 Payment of Loss--Whenever a Loss becomes payable, the Company shall pay to the Insured, within sixty (60) days after the Insured has filed a Claim in accordance with Section 4.3 (Company's Option to Accelerate Filing of a Claim) or Section 5.1 (Filing of Claim), the lesser of

            (a) the Loan Loss Percentage (as specified in the Certificate for that Loan) of the Claim Amount less any payments previously made by the Company with respect to that Loan, or

            (b) the difference between the Maximum Cumulative Liability and the aggregate Losses paid by the Company with respect to Loans insured under this Policy.

      On and after the date on which the aggregate Losses paid by the Company under this Policy is an amount equal to the Maximum Cumulative Liability, the liability of the Company to pay any additional Losses ceases. If a Loan for which the Company has paid a Claim is subsequently brought current with the Insured by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to the Loan, coverage of the Loan shall be reinstated and the Company shall reduce the amount of Losses paid by such amount.

      5.4 Discharge of Obligation; Offset--Any payment by the Company pursuant to Section 5.3 (Payment of Loss) shall be a full and final discharge of the Company's obligation with respect to such Loss under this Policy; provided, however, that the Company shall remain obligated to pay a supplemental Loss when a supplemental Claim is submitted by the Insured which was inadvertently excluded or not otherwise known by the Insured at the time the Claim related to such Loan was originally submitted, except that if the Insured fails to file a supplemental Claim within one (1) year from the time period specified in Section 5.1 (Filing of Claim), such failure shall be deemed to have been an election by the Insured to waive any right to any further benefit under this Policy with respect to such Loan. With respect to any Loss payment by the Company for which the Company determines, subsequent to any such payment, there was no Loss, the


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            Company shall be entitled to offset such payment against any Loss thereafter becoming payable. The Company shall also have the right of offset for unpaid premium as set forth in Section 2.3 (Initial Premium) and for losses incurred by the Company under Section 6.2(a).


6     Additional Conditions

      6.1 Proceedings of Eminent Domain--If any part of the Property is taken or conveyed, or compensable damages are incurred, by or under threat of eminent domain, condemnation or any other similar proceedings by any Person, the Insured shall require the Borrower to apply the maximum permissible amount of any compensation received to reduce the principal balance of and interest due under the Loan, in accordance with the law of the jurisdiction where the Property is located, subject to the rights of the holder of the loan secured by the First Deed of Trust.

      6.2   Subrogation--

            (a) Upon payment of a Loss, the Company shall be subrogated to all of the Insured's rights of recovery against the Borrower and any other Person relating to the Loan or to the Property to the extent the Company is entitled under applicable law to pursue an action on the Eligible Note. The Insured shall execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that shall prejudice such rights.

            (b) The execution by the Insured of a release or waiver of the right to collect the unpaid balance of a Loan, without prior written approval of the Company, shall release the Company from its obligation under its Certificate to the extent and amount of the release, anything in this Policy to the contrary notwithstanding.

      6.3 Notice--All notices, claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be transferred to the Company by electronic media acceptable to the Company or shall be in writing and mailed postpaid to the Company at its address shown on the face page of this Policy. The Company may change this address by giving notice to the Insured pursuant to this Section. All notices to the Insured from the Company shall be transferred to the Insured by electronic media acceptable to the Insured and the Company or shall be in writing and shall be mailed postpaid to the address on the face of this Policy or the last known address unless the Company is otherwise notified in writing. The Company and the Insured may mutually agree in writing that notices shall be sent to any additional Person. No liability is incurred by the Company if it is discovered that notice should have been sent to a Person other than the Insured. All notices, claims, tenders, reports and other data required to be submitted to the Company or the Insured shall be deemed to have been given five (5) days after the date of the postmark when properly mailed or five (5) days after the actual transmission thereof, if sent by electronic media acceptable to the Company and the Insured.

      6.4 Reports and Examinations--The Company may call upon the Insured for such reports as it may deem reasonably necessary and may inspect the books or accounts of the Insured as they pertain to any Loan insured. An officer of the Insured and/or Servicer, as often as may be reasonably required, shall submit to examinations under oath, by any Person named by the Company, and subscribe the same.

      6.5   Arbitration of Disputes; Suits and Actions Brought by the Insured

            (a) Unless prohibited by applicable law, or otherwise mutually agreed by the Company and Insured, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration.

GKA 01102       Page 18 of 20


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                  Notwithstanding the foregoing, the Company or the Insured
                  both retain the right to seek a declaratory judgment from a court of competent jurisdiction on matters of interpretation of this Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

                  The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

            (b) No suit or action (including arbitration) for recovery of any claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within one (1) year after the claim has been presented to the Company or the cause of action accrued, whichever is earlier.

            (c) If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan. The Company shall also have the right to direct the Insured to institute a suit on the Insured's behalf, if this suit is necessary or appropriate to preserve the Company's rights.

      6.6 Conformity to Statute; Applicable Law--Any provision of this Policy which is in conflict with the law of the jurisdiction in which the original Insured is located, as shown on the face of this Policy, is hereby amended to conform to the minimum requirements of that law. This Policy, as it pertains to any Certificate, Claim, Commitment, Loan, or otherwise, shall be governed by and construed in accordance with the laws of the jurisdiction in which the original Insured is located, as shown on the face of this Policy.

      6.7 Parties in Interest--This Policy is a first party contract only and shall inure to the benefit of and be binding upon the Company and its successors and assigns and the Insured and its permitted successors and assigns. Neither the Borrower, nor any successive owner of the Property, nor any other third party, is included or intended as a beneficiary of or an insured under this Policy. No payments made to the Insured shall affect or lessen the rights of recovery against the Borrower to which the Company has been subrogated.

      6.8 Agency--Neither the Insured, nor any Servicer, nor any of their employees or agents, will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents (including any Person underwriting the Loan on behalf of the Insured), will be deemed for any reason to be agents of any Insured or Servicer.

      6.9 Electronic Media--The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

GKA 01/02       Page 19 of 20

      6.10  Amendments; Waiver--

            (a) The Company reserves and shall have the right to amend the terms and conditions of this Policy from time to time. Any such amendment (i) shall be effective only after the Company has given the Insured written notice thereof by an endorsement to this Policy setting forth such amendment and
                  (ii) shall be applicable only with respect to Certificates issued after the effective date of such amendment. Additionally, the Company and the Insured may modify or amend this Policy in any respect whatsoever or rescind or terminate this Policy without the consent of or notice to the Borrower or any other Person.

            (b) No term, condition or requirement of this Policy shall be deemed waived, modified or otherwise compromised unless such waiver, modification or compromise is stated in a writing duly executed by the Company. Each of the terms, conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one shall not be construed as a waiver, modification or compromise of any other.

      6.11 Indemnification--The Insured agrees to and shall indemnify against and hold each of the Indemnified Persons harmless from all losses, damages, penalties, fines, expenses (including attorney's fees) and costs, incurred by any of them resulting or arising, directly or indirectly, in whole or in part, from a breach by the Insured or any of its employees or agents of any of the agreements or representations contained in Section 2.2 (Representations of the Insured).

      6.12 Titles--Titles used for Sections are for convenience of reference only and are not part of the Terms and Conditions of this Policy.

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                              Title of Contents

1 Definitions ...............................................................1
  1.1 Borrower ..............................................................1
  1.2 Certificate ...........................................................1
  1.3 Claim .................................................................1
  1.4 Claim Amount ..........................................................1
  1.5 Closed-end Equity Loan ................................................1
  1.6 Combined Loan-to-Value ................................................1
  1.7 Commitment ............................................................1
  1.8 Commitment Letter .....................................................1
  1.9 Consummated ...........................................................2
  1.10 Court Expenses .......................................................2
  1.11 Default ..............................................................2
  1.12 Due-on-Sale Clause ...................................................2
  1.13 Effective Date .......................................................2
  1.14 Eligible Note ........................................................2
  1.15 Environmental Impairment .............................................3
  1.16 First Deed of Trust ..................................................4
  1.17 Indemnified Persons ..................................................4
  1.18 Insured ..............................................................4
  1.19 Insured Loan Amount ..................................................4
  1.20 Loan .................................................................4
  1.21 Loan File ............................................................4
  1.22 Loan File Documents ..................................................5
  1.23 Loan Loss Percentage .................................................5
  1.24 Loan Transaction .....................................................6
  1.25 Loss .................................................................6
  1.26 Maximum Cumulative Liability .........................................6
  1.27 Maximum Cumulative Liability Percentage ..............................6
  1.28 Open-end Equity Loan .................................................6
  1.29 Permitted Encumbrances ...............................................6
  1.30 Person ...............................................................6
  1.31 Physical Damage ......................................................6
  1.32 Policy ...............................................................7
  1.33 Program Criteria .....................................................7
  1.34 Property .............................................................7
  1.35 Property Value .......................................................7
  1.36 Purchase Money Loan ..................................................7
  1.37 Residential ..........................................................7
  1.38 Schedule .............................................................7
  1.39 Second Deed of Trust .................................................8
  1.40 Security .............................................................8
  1.41 Servicer .............................................................8
  1.42 Total Insured Amount .................................................8
2 Coverage ..................................................................8
  2.1 Obtaining Coverage ....................................................8
  2.2 Representations of the Insured ........................................8
  2.3 Initial Premium .......................................................9
  2.4 Cancellation of Policy for Non-Payment of Subsequent Premium ..........9
  2.5 Company's Remedies for Misrepresentation ..............................9

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                              Table of Contents

  2.6 Coverage Period .......................................................9
  2.7 Cancellation of a Certificate by the Insured .........................10
  2.8 Cancellation of a Certificate by the Company .........................10
  2.9 Termination of Coverage ..............................................10
  2.10 Cancellation of Policy by the Insured ...............................10
  2.11 Cancellation of Policy by Company ...................................11
  2.12 Loan Modifications ..................................................11
  2.13 Open End Provisions .................................................11
  2.14 Assumptions .........................................................11
  2.15 Change of Servicing .................................................11
  2.16 Loan Assignment .....................................................11
  2.17 Premium Payments ....................................................12
  2.18 Coordination of Other Insurance Benefits ............................12
3 Exclusions From Coverage .................................................12
  3.1 Balloon Payment ......................................................12
  3.2 Effective Date .......................................................12
  3.3 Incomplete Construction ..............................................12
  3.4 Loan Transaction .....................................................12
  3.5 Negligence and Fraud .................................................13
  3.6 Non-Approved Servicer ................................................13
  3.7 Physical Damage ......................................................13
  3.8 Environmental Impairment .............................................13
  3.9 Combined Loan-to-Value ...............................................13
  3.10 Down Payment ........................................................13
  3.11 Second Deed of Trust ................................................13
  3.12 Breach of Conditions and Insured's Obligations ......................14
  3.13 Defenses ............................................................14
  3.14 Failure to Conform to Program Criteria ..............................14
  3.15 Failure to Provide Loan File ........................................14
  3.16 Failure to Request Notice of Default ................................14
  3.17 Disbursement of Proceeds After Borrower Two (2) Months in Default ...14
  3.18 Loan in Default Thirty Days .........................................14
4 Conditions Precedent to Payment of Claim .................................14
  4.1 Notice of Default ....................................................15
  4.2 Monthly Reports ......................................................15
  4.3 Company's Option to Accelerate Filing of a Claim .....................15
  4.4 Mitigation of Damages ................................................15
  4.5 Claim Information and Other Requirements .............................16
5 Loss Payment Procedure ...................................................16
  5.1 Filing of Claim ......................................................16
  5.2 Calculation of Claim Amount ..........................................16
  5.3 Payment of Loss ......................................................17
  5.4 Discharge of Obligation; Offset ......................................17
6 Additional Conditions ....................................................18
  6.1 Proceedings of Eminent Domain ........................................18
  6.2 Subrogation ..........................................................18
  6.3 Notice ...............................................................18
  6.4 Reports and Examinations .............................................18
  6.5 Arbitration of Disputes; Suits and Actions Brought by the Insured ....18
  6.6 Conformity to Statute; Applicable Law ................................19
  6.7 Parties in Interest ..................................................19
  6.8 Agency ...............................................................19
  6.9 Electronic Media .....................................................19
  6.10 Amendments; Waiver ..................................................20
  6.11 Indemnification .....................................................20
  6.12 Titles ..............................................................20

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